UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   June 21, 2005
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements.

     On June 22, 2005, C&D Technologies, Inc. ("C&D") announced that Dr. Jeffrey Graves had been hired to serve as President and Chief Executive Officer of C&D and was appointed to C&D's Board of Directors. Dr. Graves replaced George MacKenzie, a member of C&D's Board of Directors who had served as interim President and Chief Executive Officer since March 24, 2005. C&D entered into an employment agreement with Dr. Graves effective as of June 21, 2005, pursuant to which he will commence employment on July 5, 2005. The following table sets forth a brief description of the material terms of Dr. Graves' employment:

-------------------------- -------------------------------------------------------------------------
Base Salary                $500,000 per annum

-------------------------- -------------------------------------------------------------------------
Target Bonus under         Up to 55% of annualized Base Salary depending upon achievement of
Management Incentive       established  company financial performance objectives as well as the
Compensation Plan          Board's assessment of individual performance and contribution
(MICP)                     toward achievement of established business objectives during the fiscal year

-------------------------- -------------------------------------------------------------------------
Year One Bonus under       Guaranteed minimum bonus of $160,000 (net of standard deductions)
MICP                       provided Dr. Graves remains employed through January 31, 2006

-------------------------- -------------------------------------------------------------------------
Relocation Allowance       Up to $140,000 for relocation assistance

-------------------------- -------------------------------------------------------------------------
Severance Arrangements     Two years' Base Salary plus Targeted Bonus under MICP and certain standard employee benefits as described in the agreement, plus change of control termination and severance provisions

-------------------------- -------------------------------------------------------------------------
Benefits                   Standard employee benefits in addition to permitted participation in non-qualified deferred compensation plan

-------------------------- -------------------------------------------------------------------------
Car Allowance              $1,100 per month (subject to normal tax withholdings)

-------------------------- -------------------------------------------------------------------------
Vacation                   Four weeks per calendar year, pro rated during year one

-------------------------- -------------------------------------------------------------------------
Stock Options              65,000 shares of C&D Common Stock - vested upon date of grant

-------------------------- -------------------------------------------------------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 22, 2005, C&D Technologies, Inc. ("C&D") announced that Dr. Jeffrey Graves had been hired to serve as President and Chief Executive Officer of C&D and was appointed to C&D's Board of Directors. From July 2001 to January 2005, Dr. Graves was employed by Kemet Electronics Corporation, where he last held the position of Chief Executive Officer. Kemet is a manufacturer of high performance capacitor solutions, including surface-mount capacitor technologies. From 1994 through 2001, Dr. Graves held a number of key leadership positions with General Electric Company in its Power Systems Division and Corporate Research & Development Center. A description of his employment agreement with C&D is set forth in Item 1.01 of this Form 8-K.

     George MacKenzie, a member of the C&D Board of Directors, will be stepping down from his position as interim President and Chief Executive Officer of the Corporation upon Dr. Graves' appointment, but will continue to provide transition assistance and be paid his current salary through July 15, 2005. Mr. MacKenzie will remain a director of C&D and, effective July 16, 2005, will return to his position as a member of the Nominating/Corporate Governance Committee.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                        Description

       99.1                Press release issued by C&D Technologies, Inc.
                           (the "Company") dated June 22, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  June 22, 2005                   By: /s/ Linda R. Hansen
                                              ---------------------------------
                                               Linda R. Hansen
                                               Vice President, General Counsel &
                                               Corporate Secretary

                                  EXHIBIT INDEX

Exhibit
Number              Description

99.1                Press release dated June 22, 2005, issued by the Company.